LETTER OF TRANSMITTAL
                                     TO ACCOMPANY
                           TEXAS UTILITIES ELECTRIC COMPANY

          $4.00 PREFERRED STOCK (DALLAS POWER SERIES), CUSIP NO. 882850 40 7
         $4.00 PREFERRED STOCK (TEXAS ELECTRIC SERIES), CUSIP NO. 882850 87 8
          $4.00 PREFERRED STOCK (TEXAS POWER SERIES), CUSIP NO. 882850 75 3
                     $4.24 PREFERRED STOCK, CUSIP NO. 882850 30 8
                     $4.44 PREFERRED STOCK, CUSIP NO. 882850 71 2
                     $4.50 PREFERRED STOCK, CUSIP NO. 882850 20 9
         $4.56 PREFERRED STOCK (TEXAS ELECTRIC SERIES), CUSIP NO. 882850 86 0
          $4.56 PREFERRED STOCK (TEXAS POWER SERIES), CUSIP NO. 882850 74 6
                     $4.64 PREFERRED STOCK, CUSIP NO. 882850 85 2
                     $4.76 PREFERRED STOCK, CUSIP NO. 882850 72 0
                     $4.80 PREFERRED STOCK, CUSIP NO. 882850 50 6
                     $4.84 PREFERRED STOCK, CUSIP NO. 882850 73 8
                     $5.08 PREFERRED STOCK, CUSIP NO. 882850 84 5
               $6.375 CUMULATIVE PREFERRED STOCK, CUSIP NO. 882850 43 1
               $6.98 CUMULATIVE PREFERRED STOCK, CUSIP NO. 882850 46 4
               $7.98 CUMULATIVE PREFERRED STOCK, CUSIP NO. 882850 47 2
      ADJUSTABLE RATE CUMULATIVE PREFERRED SERIES A STOCK, CUSIP NO. 882850 59 7
          $2.05 DEPOSITARY SHARES, EACH REPRESENTING 1/4 SHARE OF THE $8.20
                  CUMULATIVE PREFERRED STOCK, CUSIP NO. 882850 48 0
           $1.875 DEPOSITARY SHARES, SERIES A, EACH REPRESENTING 1/4 SHARE
                                     OF THE $7.50
                  CUMULATIVE PREFERRED STOCK, CUSIP NO. 882850 44 9
           $1.805 DEPOSITARY SHARES, SERIES B, EACH REPRESENTING 1/4 SHARE
                                     OF THE $7.22
                  CUMULATIVE PREFERRED STOCK, CUSIP NO. 882850 41 5

                      TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              BY TEXAS UTILITIES COMPANY
                               DATED FEBRUARY 24, 1997
      -----------------------------------------------------------------------
        Name(s) and Address(es) of                 Shares Tendered
                Registered              (Attach additional list if necessary)
       Holder(s) (If blank, fill in
            exactly as name(s)
       appear(s) on certificate(s)
      ------------------------------------------------------------------------
                                                     Total Number    Number of
                                      Certificate     of Shares        Shares
                                      Number(s)*    Represented by   Tendered**
                                                   Certificate(s)*
                                     ----------    --------------   ---------
                                     ----------    --------------   ---------
                                     ----------    --------------   ---------
                                     ----------    --------------   ---------

                                                             TOTAL

      ------------------------------------------------------------------------
      *    Need not be completed by shareholders tendering by book-entry transfer.
      ** Unless otherwise indicated, the holder will be deemed to have tendered the full number of Shares represented by the tendered certificate(s). See Instruction 4.
      ------------------------------------------------------------------------

      ------------------------------------------------------------------------
            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
              NEW YORK CITY TIME, ON FRIDAY, MARCH 21, 1997, UNLESS THE
                                  OFFER IS EXTENDED.
      ------------------------------------------------------------------------

                        To:  THE BANK OF NEW YORK, Depositary


                                  FACSIMILE
                                TRANSMISSION:
                                (for Eligible
                              Institutions Only)
                                (212) 815-6213
                                                    BY HAND OR OVERNIGHT
             BY MAIL:                                     COURIER:
        Tender & Exchange                             Tender & Exchange
            Department                                   Department
          P.O. Box 11248                             101 Barclay Street
      Church Street Station                          Receive and Deliver
        New York, New York                                 Window
            10286-1248                            New York, New York 10286

                               FOR CONFIRMATION
                                  TELEPHONE:
                                (800) 507-9357


      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED
                     ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     DO NOT SEND ANY CERTIFICATES TO THE DEALER MANAGERS, THE INFORMATION AGENT,
             TEXAS UTILITIES COMPANY OR TEXAS UTILITIES ELECTRIC COMPANY.



     The instructions accompanying this Letter of Transmittal should be read carefully before the Letter of Transmittal is completed. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT 77 WATER STREET, 20TH FLOOR, NEW YORK, NY 10005, TELEPHONE (800) 659-6590 (TOLL FREE) OR (212) 269-5550 (COLLECT).

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined herein) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or The Philadelphia Depository Trust Company (hereinafter together referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase (as defined herein).

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the Dealer Managers, the Information Agent, Texas Utilities Company, Texas Utilities Electric Company or to a Book-Entry Transfer Facility does not constitute a valid delivery.

     -------------------------------------------------------------------------
          DESCRIPTION OF SHARES OF CUMULATIVE PREFERRED STOCK AND DEPOSITARY
         SHARES REPRESENTING FRACTIONAL SHARES OF CUMULATIVE PREFERRED STOCK
                                       TENDERED

        A SEPARATE LETTER OF TRANSMITTAL MUST BE USED TO TENDER SHARES OF EACH
                                        SERIES.

        SHAREHOLDERS MUST CHECK ONLY THE ONE BOX NEXT TO THE SERIES OF SHARES
                   BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.


          $4.00 PREFERRED STOCK (DALLAS POWER SERIES) AT A PURCHASE PRICE OF
                                 $66.01 PER SHARE [ ]
         $4.00 PREFERRED STOCK (TEXAS ELECTRIC SERIES) AT A PURCHASE PRICE OF
                                 $66.01 PER SHARE [ ]
          $4.00 PREFERRED STOCK (TEXAS POWER SERIES) AT A PURCHASE PRICE OF
                                 $66.01 PER SHARE [ ]
           $4.24 PREFERRED STOCK AT A PURCHASE PRICE OF $69.97 PER SHARE [ ]
           $4.44 PREFERRED STOCK AT A PURCHASE PRICE OF $73.27 PER SHARE [ ]
           $4.50 PREFERRED STOCK AT A PURCHASE PRICE OF $71.89 PER SHARE [ ]
         $4.56 PREFERRED STOCK (TEXAS ELECTRIC SERIES) AT A PURCHASE PRICE OF
                                 $72.84 PER SHARE [ ]
          $4.56 PREFERRED STOCK (TEXAS POWER SERIES) AT A PURCHASE PRICE OF
                                 $72.84 PER SHARE [ ]
           $4.64 PREFERRED STOCK AT A PURCHASE PRICE OF $76.57 PER SHARE [ ]
           $4.76 PREFERRED STOCK AT A PURCHASE PRICE OF $78.55 PER SHARE [ ] $4.80 PREFERRED STOCK AT A PURCHASE PRICE OF $79.21 PER SHARE [ ] $4.84 PREFERRED STOCK AT A PURCHASE PRICE OF $79.87 PER SHARE [ ]
           $5.08 PREFERRED STOCK AT A PURCHASE PRICE OF $83.83 PER SHARE [ ]
         $6.375 CUMULATIVE PREFERRED STOCK AT A PURCHASE PRICE OF $106.76 PER
                                       SHARE [ ]
         $6.98 CUMULATIVE PREFERRED STOCK AT A PURCHASE PRICE OF $109.20 PER
                                       SHARE [ ]
         $7.98 CUMULATIVE PREFERRED STOCK AT A PURCHASE PRICE OF $117.00 PER
                                       SHARE [ ]
       ADJUSTABLE RATE CUMULATIVE PREFERRED SERIES A STOCK AT A PURCHASE PRICE
                               OF $100.25 PER SHARE [ ]
          $2.05 DEPOSITARY SHARES, EACH REPRESENTING 1/4 SHARE OF THE $8.20
        CUMULATIVE PREFERRED STOCK AT A PURCHASE PRICE OF $26.53 PER SHARE [ ]
        $1.875 DEPOSITARY SHARES, SERIES A, EACH REPRESENTING 1/4 SHARE OF THE
         $7.50 CUMULATIVE PREFERRED STOCK, AT A PURCHASE PRICE OF $27.62 PER
                                       SHARE [ ]
        $1.805 DEPOSITARY SHARES, SERIES B, EACH REPRESENTING 1/4 SHARE OF THE
         $7.22 CUMULATIVE PREFERRED STOCK, AT A PURCHASE PRICE OF $27.45 PER
                                       SHARE [ ]
       HOLDERS  OF RECORD ON MARCH 12, 1997 OF TENDERED SHARES HAVING A REGULAR
       QUARTERLY  DIVIDEND PAYMENT  DATE OF  APRIL 1  WILL BE  ENTITLED TO  THE
       REGULAR  QUARTERLY  DIVIDEND PAYABLE  ON  APRIL  1,  1997.   HOLDERS  OF
       TENDERED SHARES HAVING A REGULAR QUARTERLY DIVIDEND PAYMENT DATE OF MAY 1 WILL RECEIVE AS PART OF THE PURCHASE PRICE, IN ADDITION TO THE AMOUNT STATED ABOVE, AN AMOUNT EQUAL TO ACCRUED AND UNPAID DIVIDENDS TO THE PAYMENT DATE FOR SHARES TENDERED.

                  CHECK ONLY ONE BOX ON EACH LETTER OF TRANSMITTAL.

     ==========================================================================

     --------------------------------------------------------------------------

       [] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

            Name of tendering institution -----------------------------------
            Check applicable box:

            Name of Book-Entry Transfer Facility:

                 []   The Depository Trust Company
                 []   The Philadelphia Depository Trust Company

            Account No. _____________________________________________________

            Transaction Code No. ____________________________________________

       [] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

            Name(s) of tendering shareholder(s)____________________________

            Date of execution of Notice of Guaranteed Delivery ____________ Name of institution that guaranteed delivery __________________

            If delivery is by book-entry transfer:

            Name of tendering institution __________________________________
            Check applicable box:

            Name of Book-Entry Transfer Facility:

                 []   The Depository Trust Company

                 []   The Philadelphia Depository Trust Company
            Account No. _____________________________________________________

            Transaction Code No. ____________________________________________

     --------------------------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 8.

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     Ladies and Gentlemen:

          The undersigned hereby tenders to Texas Utilities Company, a Texas corporation (the "Offeror"), the above-described shares (together, the "Shares") pursuant to the Offeror's offer to purchase any and all of the Shares of the series (each a "Series") listed of the preferred stock ("Preferred Stock") of Texas Utilities Electric Company, a Texas corporation (the "Company") and depositary shares, each representing 1/4 share of a series of preferred stock of the Company (the "Depositary Shares"), at the price per Share indicated for each Series, plus, in the case of Series having a regular dividend payment date of May 1, an amount equal to accrued and unpaid dividends to the date of payment therefor, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 24, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

          Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including the terms and conditions of any extension or amendment of the Offer), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares that are being tendered hereby and constitutes and appoints The Bank of New York, as "Depositary," the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney, being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates of such Shares and to accept such Shares or assign or transfer ownership of such Shares and distributions on the account books maintained by the Book-Entry Transfer Facility that holds such Shares together, in any such case, with all accompanying evidences of transfer and authenticity, for deposit with the Depositary, (b) present such Shares for transfer on the books of the Company, (c) issue payment for such Shares and/or certificates for unpurchased Shares or deliver unpurchased Shares to the account of the undersigned, and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from the Offeror and transmitting payment to tendering shareholders.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

          All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

          The undersigned understands that tenders of Shares pursuant to any one of the procedures described under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer.

          Unless otherwise indicated under "Special Payment Instructions," the check for the purchase price of any Shares purchased, and/or the return of any certificates for Shares not tendered or not purchased, will be issued in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the designated Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," the check for the purchase price of any Shares purchased and/or the return of any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) will be mailed to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, the check for the purchase price of any Shares purchased and/or the return of any certificates for Shares not tendered or not purchased will be issued in the name(s) of, and such check and/or any certificates will be mailed to, the person(s) so indicated. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered.

      ----------------------------------    -----------------------------------
          SPECIAL PAYMENT INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 4, 6 and 7)       (See Instructions 4, 6 and 7)

        To be completed ONLY if the         To be completed ONLY if the check
        check for the purchase price of     for the purchase price of Shares
        Shares purchased and/or             purchased and/or certificates for
        certificates for Shares not         Shares not tendered or not
        tendered or not purchased are to    purchased are to be mailed to
        be issued in the name of someone    someone other than the
        other than the undersigned.         undersigned or to the undersigned
                                            at an address other than that
        Issue [] check and/or []            shown below the undersigned's
        certificate(s) to:                  signature(s).
        Name _____________________          Mail [] check and/or []
             (Please Print)                 certificate(s) to:

        Address ____________________        Name _______________________
                                                   (Please Print)
        ____________________________
            (Include Zip Code)              Address ____________________

        _____________________________       ______________________________
        (Taxpayer Identification or              (Include Zip Code)
        Social Security No.)
     ----------------------------------    ------------------------------------

     --------------------------------------------------------------------------
                                  SOLICITED TENDERS
                                 (See Instruction 10)

            The Offeror will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee for Shares validly tendered and accepted by the Offeror pursuant to the Offer (the "Soliciting Dealer Fee") which shall be equal to $.50 per Share for any Shares of the $6.375 Series and the $6.98 Series, $1.50 per Share for any Shares of any other Series of Preferred Stock, except the Adjustable A Series, and $.375 per Share for any of the Depositary Shares, in transactions for beneficial owners of fewer than 2,500 Shares of Preferred Stock or 10,000 Depositary Shares. With respect to transactions for beneficial owners of 2,500 or more Shares of Preferred Stock or 10,000 or more Depositary Shares, the Soliciting Dealer Fee shall be $1.00 per Share for any Series of Preferred Stock other than the $6.375 Series, the $6.98 Series and the Adjustable A Series, and the Soliciting Dealer Fee shall be $.25 per Share for any of the Depositary Shares; provided such fees shall be paid 80% to the Dealer Managers and 20% to the Soliciting Dealers.

            The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

       Name of Firm: ________________________________________________________
                                      (Please Print)

       Name of Individual Broker or Financial Consultant:____________________

       Identification Number (if known): ____________________________________

       Address: _____________________________________________________________
                                   (Include Zip Code)

            The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by the Offeror; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

            THE PAYMENT OF COMPENSATION TO ANY SOLICITING DEALER IS DEPENDENT ON SUCH SOLICITING DEALER RETURNING THE NOTICE OF SOLICITED TENDERS DELIVERED TO YOU HEREWITH. A SOLICITING DEALER SHALL NOT BE ENTITLED TO A SOLICITING DEALER FEE FOR SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

       -----------------------------------------------------------------------

     -------------------------------------------------------------------------
                              ALL HOLDERS MUST SIGN HERE
                     (Please complete Substitute Form W-9 below)

        ____________________________________________________________________

        ____________________________________________________________________
                                Signature of Owner(s)

        Dated _______________________________________________________ , 1997

        Name(s) ____________________________________________________________

        ____________________________________________________________________
                                    (Please Print)

        Capacity (full title) ______________________________________________

        Address ____________________________________________________________

        Area Code and Telephone No. ________________________________________

        (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                              GUARANTEE OF SIGNATURE(S)
                              (See Instructions 1 and 5)

        Name of Firm _______________________________________________________

        Authorized Signature _______________________________________________

        Name _______________________________________________________________

        Title ______________________________________________________________

        Address of Firm ____________________________________________________

        ____________________________________________________________________

        Area Code and Telephone No. ________________________________________

        Dated ________________________________________________________, 1997

     -------------------------------------------------------------------------

                                     INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

          1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

          2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, an Agent's Message, or a confirmation of a book-entry transfer into the Depositary's account of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase). Shareholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under
     Section 4--"Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender is made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Offeror is received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for such Shares (or a confirmation of a book-entry transfer of such Shares into the Depositary's account), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by such Letter of Transmittal, are received by the Depositary no later than 5:00 p.m., New York City time on the third New York Stock Exchange trading day after the Expiration Date, all as provided under Section 4--"Procedure for Tendering Shares" in the Offer to Purchase.

          THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

          No alternative, conditional or contingent tenders will be accepted. See Section 3--"Number of Shares; Purchase Price; Expiration Date; Receipt of Dividend; Extension of the Offer" in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

          3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

          4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case a new certificate for the remainder of the Shares represented by the old certificate will be sent in the name of and to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

          5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

          If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

          If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

          If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

          If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

          6. STOCK TRANSFER TAXES. The Offeror will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 6--"Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

          7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any certificates for Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility.

          8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% Federal income tax backup withholding on the payment of the purchase price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

          9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to D.F. King & Co., Inc., as "Information Agent," or Merrill Lynch & Co., Salomon Brothers Inc or Smith Barney Inc., as "Dealer Managers", at their telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers, and such copies will be furnished promptly at the Offeror's expense. Shareholders may also contact their local brokers, dealers, commercial banks or trust companies for assistance concerning this Offer.

          10. SOLICITED TENDERS. The Offeror will pay to a Soliciting Dealer (as defined herein) a solicitation fee ("Soliciting Dealer Fee") for Shares that are tendered, accepted for payment and paid for pursuant to the Offer covered by the Letter of Transmittal which designates, in the box captioned "Solicited Tenders," as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). The Soliciting Dealer Fee shall be equal to $.50 per Share for any Shares of the $6.375 Series and the $6.98 Series, $1.50 per Share for any Shares of any other Series of Preferred Stock, except the Adjustable A Series, and $.375 per Share for any of the Depositary Shares in transactions for beneficial owners of fewer than 2,500 Shares of Preferred Stock or 10,000 Depositary Shares. With respect to transactions for beneficial owners of 2,500 or more Shares of Preferred Stock or 10,000 or more Depositary Shares, the Soliciting Dealer Fee shall be $1.00 per Share for any Series of Preferred Stock other than the $6.375 Series, the $6.98 Series and the Adjustable A Series, and the Soliciting Dealer Fee shall be $.25 per Share for any Series of Depositary Shares; provided such fees shall be paid 80% to the Dealer Managers and 20% to the Soliciting Dealers. No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three New York Stock Exchange trading days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Offeror, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

          11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Offeror, in its sole discretion, and its determination shall be final and binding. The Offeror reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Offeror's counsel, be unlawful. The Offeror also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares, and the Offeror's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of the Offeror, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                              IMPORTANT TAX INFORMATION

          Under Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the TIN is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

          If Federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.


     PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

          To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to Federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to Federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.


     WHAT NUMBER TO GIVE THE DEPOSITARY

          The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                         PAYER'S NAME:  THE BANK OF NEW YORK
     --------------------------------------------------------------------------
      SUBSTITUTE PART 1--PLEASE PROVIDE YOUR TIN    Social security number OR
      FORM W-9   IN THE BOX AT RIGHT AND         Employee Identification Number
                 CERTIFY BY SIGNING AND DATING
                 BELOW.                              TIN ________________

                 --------------------------------------------------------------
                  Name (Please Print) __________________   PART 2

                  Address ________________________________ Awaiting TIN []

                  City _______ State____  Zip Code_______
                  -------------------------------------------------------------
                      PART 3--CERTIFICATION UNDER THE PENALTIES OF PERJURY, I
       Department of  CERTIFY THAT:
       the Treasury
       Internal       (1)  The number shown on this form is my correct
       Revenue             taxpayer identification number (or a TIN has not
       Service             been issued to me but I have mailed or delivered an
                           application to receive a TIN or intend to do so in
                           the near future).
       PAYER'S
       REQUEST FOR    (2)  I am not subject to backup withholding either
       TAXPAYER            because I have not been notified by the Internal
       IDENTIFICATION      Revenue Service (the "IRS") that I am subject to
       NUMBER (TIN)        backup withholding as a result of a failure to
       AND                 report all interest or dividends or the IRS has
       CERTIFICATION       notified me that I am no longer subject to backup
                           withholding.

                      (3)  All other information provided on this form is
                           true, correct and complete.
                      ---------------------------------------------------------
                      SIGNATURE: ______________________________  DATE:________
                      You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
     --------------------------------------------------------------------------

       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

     --------------------------------------------------------------------------

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.

       SIGNATURE:____________________________ DATE:_________________
     --------------------------------------------------------------------------

                       THE INFORMATION AGENT FOR THE OFFER IS:

                                D.F. KING & CO., INC.
                             77 Water Street, 20th Floor
                               New York, New York 10005
                            Call Toll-Free: (800) 659-6590



                        THE DEALER MANAGERS FOR THE OFFER ARE:


                                 MERRILL LYNCH & CO.
                                World Financial Center
                                   250 Vesey Street
                              New York, New York  10281
                                    (888) ML4 TNDR
                                    (888) 654-8637

              SALOMON BROTHERS INC                   SMITH BARNEY INC.
            Seven World Trade Center               388 Greenwich Street
           New York, New York  10048             New York, New York  10013
                 (800) 558-3745                       (800) 655-4811